Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2024

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Selected Average Balances by Currency - Rates Earned and Paid	7
Investment Portfolio Holdings by Asset Class	8
Investment Portfolio Non-U.S. Investments	10
Assets Under Custody and/or Administration	11
Assets Under Management	12
Industry Flow Data by Asset Class	13
Line of Business Information	14
Allowance for Credit Losses	15

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	16
Reconciliation of Pre-tax Margin Excluding Notable Items	19
Reconciliations of Constant Currency FX Impacts	20

Capital:
Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity	21
Regulatory Capital	22

This financial information should be read in conjunction with State Street's news release dated April 12, 2024.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2020	2021	2022	2023
Year ended December 31:
Total fee revenue	$9,499	$10,012	$9,606	$9,480
Net interest income	2,200	1,905	2,544	2,759
Other income	4	110	(2)	(294)
Total revenue	11,703	12,027	12,148	11,945
Provision for credit losses	88	(33)	20	46
Total expenses	8,716	8,889	8,801	9,583
Income before income tax expense	2,899	3,171	3,327	2,316
Income tax expense	479	478	553	372
Net income	2,420	2,693	2,774	1,944
Net income available to common shareholders	$2,257	$2,572	$2,660	$1,821
Per common share:
Diluted earnings per common share	$6.32	$7.19	$7.19	$5.58
Average diluted common shares outstanding (in thousands)	357,106	357,962	370,109	326,568
Cash dividends declared per common share	$2.08	$2.18	$2.40	$2.64
Closing price per share of common stock (at year end)	72.78	93.00	77.57	77.46
Average balance sheet:
Investment securities	$109,175	$111,730	$111,929	$105,765
Total assets	269,334	299,743	286,430	274,696
Total deposits	193,225	235,404	222,874	205,111
Ratios and other metrics:
Return on average common equity	10.0%	10.7%	11.1%	8.2%
Pre-tax margin	24.8	26.4	27.4	19.4
Pre-tax margin, excluding notable items(1)	26.3	27.6	28.4	26.4
Net interest margin, fully taxable-equivalent basis	0.97	0.74	1.03	1.20
Common equity tier 1 ratio(2)(3)	12.3	14.3	13.6	11.6
Tier 1 capital ratio(2)(3)	14.4	16.1	15.4	13.4
Total capital ratio(2)(3)	15.3	17.5	16.8	15.2
Tier 1 leverage ratio(2)	6.4	6.1	6.0	5.5
Supplementary leverage ratio(2)	8.1	7.4	7.0	6.2
Assets under custody and/or administration (in trillions)	$38.79	$43.68	$36.74	$41.81
Assets under management (in trillions)	3.47	4.14	3.48	4.13

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(3) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23

Fee revenue:
Back office servicing fees	$1,131	$1,164	$1,138	$1,128	$1,136	0.4%	0.7%
Middle office services	86	95	96	84	92	7.0	9.5
Servicing fees	1,217	1,259	1,234	1,212	1,228	0.9	1.3
Management fees	457	461	479	479	510	11.6	6.5
Foreign exchange trading services	342	303	313	307	331	(3.2)	7.8
Securities finance	109	117	103	97	96	(11.9)	(1.0)
Front office software and data	109	162	130	179	144	32.1	(19.6)
Lending related and other fees	56	59	58	58	63	12.5	8.6
Software and processing fees	165	221	188	237	207	25.5	(12.7)
Other fee revenue	45	58	44	33	50	11.1	51.5
Total fee revenue	2,335	2,419	2,361	2,365	2,422	3.7	2.4
Net interest income:
Interest income	2,027	2,232	2,328	2,593	2,889	42.5	11.4
Interest expense	1,261	1,541	1,704	1,915	2,173	72.3	13.5
Net interest income	766	691	624	678	716	(6.5)	5.6
Other income:
Gains (losses) related to investment securities, net	—	—	(294)	—	—	—	—
Total other income	—	—	(294)	—	—	—	—
Total revenue	3,101	3,110	2,691	3,043	3,138	1.2	3.1
Provision for credit losses	44	(18)	—	20	27	(38.6)	35.0
Expenses:
Compensation and employee benefits	1,292	1,123	1,082	1,247	1,252	(3.1)	0.4
Information systems and communications	414	405	411	473	432	4.3	(8.7)
Transaction processing services	239	235	241	242	248	3.8	2.5
Occupancy	94	103	101	128	103	9.6	(19.5)
Acquisition and restructuring costs	—	—	—	(15)	—	—	nm
Amortization of other intangible assets	60	60	60	59	60	—	1.7
Other	270	286	285	688	418	54.8	(39.2)
Total expenses	2,369	2,212	2,180	2,822	2,513	6.1	(10.9)
Income before income tax expense	688	916	511	201	598	(13.1)	nm
Income tax expense	139	153	89	(9)	135	(2.9)	nm
Net income	$549	$763	$422	$210	$463	(15.7)	nm

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Adjustments to net income:
Dividends on preferred stock	$(23)	$(37)	$(24)	$(38)	$(45)	(95.7)%	(18.4)%
Earnings allocated to participating securities	(1)	—	—	—	—	nm	—
Net income available to common shareholders	$525	$726	$398	$172	$418	(20.4)	nm
Per common share:
Basic earnings	$1.54	$2.20	$1.27	$0.56	$1.38	(10.4)	nm
Diluted earnings	1.52	2.17	1.25	0.55	1.37	(9.9)	nm
Average common shares outstanding (in thousands):
Basic	341,106	329,383	313,147	306,198	301,991	(11.5)	(1.4)
Diluted	345,472	333,540	317,329	310,419	305,943	(11.4)	(1.4)
Cash dividends declared per common share	$0.63	$0.63	$0.69	$0.69	$0.69	9.5	—
Closing price per share of common stock (as of quarter end)	75.69	73.18	66.96	77.46	77.32	2.2	(0.2)
Book value per common share	$67.69	$69.01	$70.14	$72.27	$72.85	7.6	0.8
Tangible book value per common share(1)	42.34	42.68	43.07	44.22	45.06	6.4	1.9
Balance sheet averages:
Investment securities	$107,089	$107,550	$104,995	$103,474	$101,318	(5.4)	(2.1)
Total assets	277,492	274,972	267,727	278,659	298,570	7.6	7.1
Total deposits	210,320	205,831	197,869	206,544	218,892	4.1	6.0

Ratios and other metrics:
Effective tax rate	20.2%	16.7%	17.4%	(4.4)%	22.5%	2.3%	pts	26.9%	pts
Return on average common equity	9.3	13.0	7.3	3.1	7.7	(1.6)		4.6
Return on average tangible common equity(2)	14.6	18.0	16.5	13.6	12.4	(2.2)		(1.2)
Pre-tax margin	22.2	29.5	19.0	6.6	19.1	(3.1)		12.5
Pre-tax margin, excluding notable items(3)	22.2	29.5	27.0	27.0	23.2	1.0		(3.8)
Net interest margin, fully taxable-equivalent basis	1.31	1.19	1.12	1.16	1.13	(0.18)		(0.03)
Common equity tier 1 ratio(4)(5)	12.1	11.8	11.0	11.6	11.1	(1.0)		(0.5)
Tier 1 capital ratio(4)(5)	13.8	13.6	12.7	13.4	13.2	(0.6)		(0.2)
Total capital ratio(4)(5)	15.2	14.9	14.0	15.2	14.9	(0.3)		(0.3)
Tier 1 leverage ratio(4)	6.0	5.8	5.8	5.5	5.4	(0.6)		(0.1)
Supplementary leverage ratio(4)	6.8	6.4	6.3	6.2	6.5	(0.3)		0.3
End-of-period securities on loan(6)	$362,438	$290,515	$280,408	$293,331	$339,940	(6.2)%		15.9%
Assets under custody and/or administration (in billions)	37,635	39,589	40,017	41,810	43,912	16.7		5.0
Assets under management (in billions)	3,618	3,797	3,687	4,128	4,336	19.8		5.0

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of March 31, 2024 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $355,150 million, $298,145 million, $283,855 million and $283,048 million in the first, second, third and fourth quarters of 2023, respectively, and $301,247 million in the first quarter of 2024.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of					% Change
(Dollars in millions, except per share amounts)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Assets:
Cash and due from banks	$3,698	$3,930	$4,009	$4,047	$3,413	(7.7)%	(15.7)%
Interest-bearing deposits with banks, net	87,935	86,048	76,756	87,665	125,486	42.7	43.1
Securities purchased under resale agreements	1,134	1,668	1,816	6,692	7,489	nm	11.9
Trading account assets	695	715	725	773	760	9.4	(1.7)
Investment securities:
Investment securities available-for-sale, net	42,841	43,046	41,546	44,526	48,640	13.5	9.2
Investment securities held-to-maturity, net(1)	65,027	63,510	61,956	57,117	52,914	(18.6)	(7.4)
Total investment securities	107,868	106,556	103,502	101,643	101,554	(5.9)	(0.1)
Loans	33,916	34,123	35,436	36,631	38,635	13.9	5.5
Allowance for credit losses on loans(2)	115	120	119	135	135	17.4	—
Loans, net	33,801	34,003	35,317	36,496	38,500	13.9	5.5
Premises and equipment, net(3)	2,337	2,349	2,334	2,399	2,479	6.1	3.3
Accrued interest and fees receivable	3,570	3,732	3,874	3,806	4,014	12.4	5.5
Goodwill	7,530	7,544	7,487	7,611	7,582	0.7	(0.4)
Other intangible assets	1,493	1,435	1,363	1,320	1,258	(15.7)	(4.7)
Other assets	40,755	46,581	47,232	44,806	45,468	11.6	1.5
Total assets	$290,816	$294,561	$284,415	$297,258	$338,003	16.2	13.7
Liabilities:
Deposits:
Non-interest-bearing	$45,856	$36,455	$35,824	$32,569	$37,367	(18.5)	14.7
Interest-bearing - U.S.	108,623	122,676	118,561	121,738	148,485	36.7	22.0
Interest-bearing - Non-U.S.	69,152	63,185	58,616	66,663	66,032	(4.5)	(0.9)
Total deposits(4)	223,631	222,316	213,001	220,970	251,884	12.6	14.0
Securities sold under repurchase agreements	3,695	4,294	3,097	1,867	3,576	(3.2)	91.5
Other short-term borrowings	8	53	8	3,660	11,541	nm	nm
Accrued expenses and other liabilities	22,427	26,516	26,124	28,123	26,823	19.6	(4.6)
Long-term debt	16,305	17,178	18,564	18,839	19,746	21.1	4.8
Total liabilities	266,066	270,357	260,794	273,459	313,570	17.9	14.7
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	—	nm	nm
Series F, 2,500 shares issued and outstanding	247	247	247	247	—	nm	nm
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	—	—
Series I, 15,000 shares issued and outstanding	—	—	—	—	1,481	nm	nm
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	—	—
Surplus	10,724	10,729	10,735	10,741	10,724	—	(0.2)
Retained earnings	27,342	27,808	27,993	27,957	28,166	3.0	0.7
Accumulated other comprehensive income (loss)	(3,272)	(3,258)	(3,045)	(2,354)	(2,369)	27.6	(0.6)
Treasury stock, at cost(7)	(12,524)	(13,555)	(14,542)	(15,025)	(15,060)	(20.2)	(0.2)
Total shareholders' equity	24,750	24,204	23,621	23,799	24,433	(1.3)	2.7
Total liabilities and equity	$290,816	$294,561	$284,415	$297,258	$338,003	16.2	13.7

(1) Fair value of investment securities held-to-maturity	$59,139	$56,863	$54,121	$51,503	$46,823
(2) Total allowance for credit losses including off-balance sheet commitments	162	136	134	150	146
(3) Accumulated depreciation for premises and equipment	5,918	6,035	6,148	6,062	6,193
(4) Average total deposits	210,320	205,831	197,869	206,544	218,892
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	336,461,072	322,101,110	308,583,511	301,944,043	301,504,470
(7) Treasury stock shares	167,418,570	181,778,532	195,296,131	201,935,599	202,375,172
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters										% Change
	1Q23		2Q23		3Q23		4Q23		1Q24		1Q24 vs. 1Q23	1Q24 vs. 4Q23
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$77,220	3.37%	$69,079	4.05%	$62,514	4.40%	$70,873	4.69%	$90,230	4.45%	16.8%	27.3%
Securities purchased under resale agreements(2)	1,643	18.94	1,634	19.82	1,639	15.75	2,138	16.56	6,118	10.97	nm	nm
Trading account assets	667	—	704	—	728	—	745	—	767	—	15.0	3.0
Investment securities:
Investment securities available-for-sale, net	42,101	3.31	43,409	3.76	42,341	4.39	43,537	4.84	46,497	4.93	10.4	6.8
Investment securities held-to-maturity, net	64,988	1.97	64,141	1.99	62,654	2.00	59,937	2.05	54,821	2.14	(15.6)	(8.5)
Total investment securities	107,089	2.50	107,550	2.71	104,995	2.97	103,474	3.23	101,318	3.42	(5.4)	(2.1)
Loans(3)	33,517	4.80	34,235	5.18	34,525	5.65	36,887	5.72	37,747	5.82	12.6	2.3
Other interest-earning assets	17,393	5.71	18,783	6.09	18,089	6.60	18,117	6.59	18,153	6.92	4.4	0.2
Total interest-earning assets	237,529	3.46	231,985	3.86	222,490	4.16	232,234	4.43	254,333	4.57	7.1	9.5
Cash and due from banks	3,639		3,893		3,742		4,418		4,608		26.6	4.3
Other non-interest-earning assets	36,324		39,094		41,495		42,007		39,629		9.1	(5.7)
Total assets	$277,492		$274,972		$267,727		$278,659		$298,570		7.6	7.1
Liabilities:
Interest-bearing deposits:
U.S.	$105,261	3.00%	$109,015	3.48%	$110,343	3.83%	$116,077	4.06%	$129,846	4.22%	23.4	11.9
Non-U.S.(4)	66,356	1.07	64,838	1.54	58,808	1.80	60,856	2.11	62,087	1.80	(6.4)	2.0
Total interest-bearing deposits(4)	171,617	2.25	173,853	2.75	169,151	3.13	176,933	3.39	191,933	3.44	11.8	8.5
Securities sold under repurchase agreements	4,409	0.84	4,266	1.25	3,908	0.61	3,048	0.70	3,122	5.06	(29.2)	2.4
Federal funds purchased	—	—	—	—	—	—	1	5.48	—	—	nm	nm
Other short-term borrowings	1,278	3.78	1,965	4.11	324	2.68	1,183	3.11	8,314	4.85	nm	nm
Long-term debt	15,865	4.64	16,735	5.00	18,117	5.33	18,663	5.43	18,944	5.44	19.4	1.5
Other interest-bearing liabilities	3,078	13.49	3,595	11.74	4,267	11.37	4,606	11.66	4,430	12.29	43.9	(3.8)
Total interest-bearing liabilities	196,247	2.61	200,414	3.09	195,767	3.45	204,434	3.72	226,743	3.85	15.5	10.9
Non-interest-bearing deposits(5)	38,703		31,978		28,718		29,611		26,959		(30.3)	(9.0)
Other non-interest-bearing liabilities	17,691		18,195		19,516		20,855		20,233		14.4	(3.0)
Preferred shareholders' equity	1,976		1,976		1,976		1,976		2,785		40.9	40.9
Common shareholders' equity	22,875		22,409		21,750		21,783		21,850		(4.5)	0.3
Total liabilities and shareholders' equity	$277,492		$274,972		$267,727		$278,659		$298,570		7.6	7.1

Total deposits	$210,320		$205,831		$197,869		$206,544		$218,892		4.1	6.0

Excess of rate earned over rate paid		0.86%		0.77%		0.70%		0.71%		0.72%
Net interest margin		1.31%		1.19%		1.12%		1.16%		1.13%
Net interest income, fully taxable-equivalent basis		$768		$691		$626		$679		$717
Tax-equivalent adjustment		(2)		—		(2)		(1)		(1)
Net interest income, GAAP-basis(4)		$766		$691		$624		$678		$716

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $117 billion, $140 billion, $138 billion and $167 billion in the first, second, third and fourth quarters of 2023, respectively, and approximately $172 billion in the first quarter of 2024. Excluding the impact of netting, the average interest rates would be approximately 0.26%, 0.23%, 0.19% and 0.21% in the first, second, third and fourth quarters of 2023, respectively, and approximately 0.38% in the first quarter of 2024.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $33,422 million, $34,124 million, $34,407 million and $36,771 million in the first, second, third and fourth quarters of 2023 and approximately $37,626 million in the first quarter of 2024.

(4) Average rates includes the impact of FX swap expense of approximately ($5) million, $22 million, $24 million and $13 million in the first, second, third and fourth quarters of 2023, respectively, and approximately ($49) million in the first quarter of 2024. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 2.26%, 2.70%, 3.07% and 3.36% in the first, second, third and fourth quarters of 2023, respectively, and approximately 3.54% in the first quarter of 2024.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	1Q24
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$44,424	5.54%	$25,275	3.83%	$6,941	5.11%	$13,590	1.70%	$90,230	4.45%
Total investment securities	81,305	3.45	8,901	2.55	4,161	3.87	6,951	3.94	101,318	3.42
Loans	30,599	5.86	5,450	5.45	1,105	7.02	593	4.52	37,747	5.82
Total other interest-earning assets(2)	22,662	8.14	111	3.99	63	5.90	2,202	3.41	25,038	7.70
Total interest-earning assets	$178,990	4.98	$39,737	3.77	$12,270	4.87	$23,336	2.61	$254,333	4.57

Total interest-bearing deposits(3)(4)	$127,920	4.45	$33,145	2.20	$11,411	1.78	$19,457	(0.15)	$191,933	3.44

Central Bank Rate(5)		5.50		4.00		5.25

	4Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$34,767	5.55%	$19,626	4.05%	$6,171	5.12%	$10,309	2.74%	$70,873	4.69%
Total investment securities	83,798	3.27	8,694	2.31	4,245	3.20	6,737	3.81	103,474	3.23
Loans	29,834	5.67	5,197	5.82	1,223	6.95	633	4.80	36,887	5.72
Total other interest-earning assets(2)	18,356	7.95	201	4.22	54	5.62	2,389	3.23	21,000	7.37
Total interest-earning assets	$166,755	4.68	$33,718	3.87	$11,693	4.61	$20,068	3.21	$232,234	4.43

Total interest-bearing deposits(3)(4)	$113,890	4.32	$31,306	2.07	$11,010	1.59	$20,727	1.19	$176,933	3.39

Central Bank Rate(5)		5.50		4.00		5.25

	1Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$32,623	4.74%	$23,550	2.32%	$7,461	3.69%	$13,586	1.72%	$77,220	3.37%
Total investment securities	86,610	2.68	9,038	1.12	3,834	1.78	7,607	2.40	107,089	2.50
Loans	26,814	4.91	4,902	4.12	1,041	5.16	760	4.97	33,517	4.80
Total other interest-earning assets(2)	17,615	7.04	369	4.37	126	4.17	1,593	2.72	19,703	6.62
Total interest-earning assets	$163,662	3.95	$37,859	2.29	$12,462	3.24	$23,546	2.12	$237,529	3.46

Total interest-bearing deposits(3)(4)	$103,951	3.23	$33,280	0.90	$12,760	0.82	$21,626	0.49	$171,617	2.25

Central Bank Rate(5)		4.69		2.41		3.85

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q23		2Q23		3Q23		4Q23		1Q24
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$23.1	2.74%	$24.0	3.20%	$23.2	3.82%	$23.1	4.25%	$25.1	4.44%
Asset-backed securities	5.9	4.43	5.8	5.06	5.9	5.63	6.6	5.67	6.9	5.61
Student loans	0.1	7.04	0.1	6.46	0.1	6.82	0.1	6.87	0.1	7.42
Credit cards	0.1	5.40	0.1	5.78	0.1	6.26	0.1	6.35	0.1	6.24
Auto & equipment	0.6	2.74	0.4	3.41	0.6	4.06	0.8	4.22	0.9	4.51
Non-U.S. residential mortgage backed securities	1.6	4.00	1.6	4.45	1.5	5.10	1.7	5.07	2.0	5.24
Collateralized loan obligation	3.2	4.91	3.3	5.60	3.4	6.18	3.6	6.30	3.6	6.08
Other	0.3	3.36	0.4	4.12	0.2	3.91	0.3	4.78	0.2	4.72
Mortgage-backed securities	2.2	3.72	2.9	4.53	3.7	4.88	4.7	5.52	5.6	5.44
Agency MBS	2.2	3.72	2.9	4.53	3.7	4.88	4.7	5.52	5.6	5.44
CMBS	6.9	4.60	6.6	5.26	6.1	5.73	5.9	5.88	5.6	5.81
Corporate bonds	2.3	2.39	2.4	2.65	2.2	3.05	2.5	4.18	2.7	4.34
Covered bonds	—	0.65	—	0.69	—	0.66	—	0.65	—	3.63
Municipal bonds	0.5	2.91	0.6	0.89	0.5	3.29	0.4	3.41	0.2	2.78
Clipper tax-exempt bonds	0.3	4.40	0.2	4.67	0.2	4.45	0.1	4.45	0.1	4.41
Other	0.9	2.83	0.9	1.79	0.5	3.93	0.2	10.19	0.3	8.51
Total available-for-sale portfolio	$42.1	3.31	$43.4	3.76	$42.3	4.39	$43.5	4.84	$46.5	4.93

	1Q23		2Q23		3Q23		4Q23		1Q24
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$18.8	0.88%	$18.9	0.88%	$18.5	0.87%	$16.9	0.92%	$12.7	0.96%
Asset-backed securities	3.8	5.37	3.7	5.73	3.5	6.02	3.4	6.19	3.1	6.15
Student loans	3.8	5.37	3.7	5.73	3.5	6.02	3.4	6.19	3.1	6.15
Mortgage-backed securities	37.1	2.23	36.3	2.22	35.4	2.21	34.4	2.22	33.8	2.25
Agency MBS	37.1	2.23	36.3	2.21	35.4	2.20	34.4	2.22	33.8	2.24
Non-agency MBS	—	16.04	—	18.87	—	20.90	—	(12.34)	—	47.98
CMBS	5.3	1.93	5.2	1.94	5.3	1.94	5.2	1.93	5.2	1.93
Total held-for-maturity portfolio	$65.0	1.97	$64.1	1.99	$62.7	2.00	$59.9	2.05	$54.8	2.14

Total investment securities	$107.1	2.50	$107.5	2.71	$105.0	2.97	$103.4	3.23	$101.3	3.42

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	44%	35%	20%	—%	—%	1%	—%	$27.0	55.6%	$(192)	90% /10%
Asset-backed securities	—	92	8	—	—	—	—	7.1	14.6	(1)	0% / 100%
Student loans	—	14	77	9	—	—	—	0.1	1.4	1
Credit cards	—	100	—	—	—	—	—	0.1	1.4	1
Auto & equipment	—	72	28	—	—	—	—	0.9	12.7	—
Non-U.S. residential mortgage backed securities	—	96	4	—	—	—	—	2.0	28.2	(1)
Collateralized loan obligation	—	100	—	—	—	—	—	3.7	52.1	(3)
Other	—	56	44	—	—	—	—	0.3	4.2	1
Mortgage-backed securities	100	—	—	—	—	—	—	5.8	11.9	(56)	99% / 1%
Agency MBS	100	—	—	—	—	—	—	5.8	100.0	(56)
CMBS	96	4	—	—	—	—	—	5.5	11.3	(62)	4% / 96%
Corporate bonds	—	—	20	60	20	—	—	2.5	5.1	12	85% / 15%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	21% / 79%
Municipal bonds	—	47	53	—	—	—	—	0.2	0.5	(2)	100% / 0%
Clipper tax-exempt bonds	—	2	84	14	—	—	—	0.1	0.2	(1)	0% / 100%
Other	—	—	66	34	—	—	—	0.4	0.8	(15)	95% / 5%
Total available-for-sale portfolio	47%	34%	14%	3%	1%	1%	—%	$48.6	100.0%	$(318)	68% / 32%

Fair Value	$22.8	$16.4	$6.9	$1.7	$0.6	$0.2	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	55%	19%	19%	—%	7%	—%	—%	$11.1	21.0%	$(314)	100% / 0%
Asset-backed securities	—	26	72	—	—	2	—	3.1	5.9	(39)	5% / 95%
Student loans	—	26	72	—	—	2	—	3.1	100.0	(39)
Mortgage-backed securities	100	—	—	—	—	—	—	33.5	63.3	(5,017)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	33.5	100.0	(5,034)
Non-agency MBS	—	8	3	15	24	3	47	—	—	17
CMBS	100	—	—	—	—	—	—	5.2	9.8	(723)	97% / 3%
Total held-for-maturity portfolio	85%	6%	8%	—%	1%	—%	—%	$52.9	100.0%	$(6,093)	94% / 6%

Amortized Cost	$44.8	$2.9	$4.3	$—	$0.8	$0.1	$—

Total Investment Securities(3)								$101.5			82% / 18%

(1) At March 31, 2024, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $234 million, after-tax unrealized loss on securities held-to-maturity of $4,492 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $490 million.

(2) At March 31, 2024, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $28 million or 0.03% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of March 31, 2024, approximately 85% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Available-for-sale:
Canada	$3.9	AA	$3.2	$—	$—	$0.4	$0.3
United Kingdom	2.1	AA	1.0	0.7	0.1	0.3	—
Australia	1.6	AAA	0.2	0.9	0.1	0.4	—
Germany	1.6	AA	1.1	—	0.4	0.1	—
France	1.5	AA	0.4	—	0.9	0.2	—
Netherlands	0.6	AA	—	0.3	0.2	0.1	—
Austria	0.5	AA	0.4	—	0.1	—	—
Italy	0.4	AA	0.1	0.1	0.2	—	—
Hong Kong	0.3	AA	0.3	—	—	—	—
Sweden	0.3	A	—	—	—	0.3	—
Brazil	0.2	BB	0.2	—	—	—	—
Singapore	0.2	AAA	0.2	—	—	—	—
Spain	0.2	A	0.1	—	0.1	—	—
Republic of Korea	0.2	AA	0.2	—	—	—	—
Other	8.5	AAA	7.9	—	0.1	0.5	—
Total Non-U.S. Investments(3)	$22.1		$15.3	$2.0	$2.2	$2.3	$0.3
U.S. Investments	26.5
Total available-for-sale	$48.6
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—	$—	$—
Belgium	0.4	AA	0.4	—	—	—	—
France	0.4	AA	0.4	—	—	—	—
Ireland	0.4	AA	0.4	—	—	—	—
Germany	0.2	AA	0.2	—	—	—	—
Austria	0.2	AA	0.2	—	—	—	—
Finland	0.1	AA	0.1	—	—	—	—
Canada	0.1	AA	0.1	—	—	—	—
Other	2.5	AAA	2.5	—	—	—	—
Total Non-U.S. Investments(3)	$5.1		$5.1	$—	$—	$—	$—
U.S. Investments	47.8
Total held-for-maturity	$52.9

Total Investment Portfolio	$101.5

(1) Sovereign debt is reflected in the government / agency column.
(2) As of March 31, 2024, other non-U.S. investments include supranational bonds of $7.9 billion in AFS securities and $2.4 billion in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$12,748	$13,210	$13,145	$14,070	$14,694	15.3%	4.4%
Mutual funds	10,077	10,438	10,313	11,009	11,552	14.6	4.9
Pension products	7,871	8,037	8,255	8,352	8,800	11.8	5.4
Insurance and other products	6,939	7,904	8,304	8,379	8,866	27.8	5.8
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	16.7	5.0
By Asset Class:
Equities	$20,966	$22,454	$22,971	$24,317	$25,909	23.6	6.5
Fixed-income	10,645	10,812	10,688	11,043	11,368	6.8	2.9
Short-term and other investments(2)	6,024	6,323	6,358	6,450	6,635	10.1	2.9
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	16.7	5.0
By Geographic Location(3):
Americas	$27,599	$28,220	$28,237	$29,951	$31,610	14.5	5.5
Europe/Middle East/Africa	7,396	8,658	8,987	8,913	9,207	24.5	3.3
Asia/Pacific	2,640	2,711	2,793	2,946	3,095	17.2	5.1
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	16.7	5.0
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$10,935	$11,331	$11,250	$12,101	$12,717	16.3	5.1
Mutual funds	8,157	8,447	8,364	8,905	9,309	14.1	4.5
Pension products	6,355	6,485	6,679	6,825	7,235	13.8	6.0
Insurance and other products	2,706	2,778	2,820	2,784	2,898	7.1	4.1
Total Assets Under Custody	$28,153	$29,041	$29,113	$30,615	$32,159	14.2	5.0
By Geographic Location(3):
Americas	$21,019	$21,708	$21,578	$22,904	$24,241	15.3	5.8
Europe/Middle East/Africa	5,039	5,153	5,273	5,302	5,380	6.8	1.5
Asia-Pacific	2,095	2,180	2,262	2,409	2,538	21.1	5.4
Total Assets Under Custody	$28,153	$29,041	$29,113	$30,615	$32,159	14.2	5.0

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$60	$59	$53	$47	$51	(15.0)%	8.5%
Passive	2,153	2,288	2,161	2,466	2,662	23.6	7.9
Total Equity	2,213	2,347	2,214	2,513	2,713	22.6	8.0
Fixed-Income:
Active	85	84	80	71	27	(68.2)	(62.0)
Passive	490	505	506	538	550	12.2	2.2
Total Fixed-Income	575	589	586	609	577	0.3	(5.3)
Cash(1)	375	390	434	467	481	28.3	3.0
Multi-Asset-Class Solutions:
Active	28	25	20	21	23	(17.9)	9.5
Passive	203	220	222	289	312	53.7	8.0
Total Multi-Asset-Class Solutions	231	245	242	310	335	45.0	8.1
Alternative Investments(2):
Active	35	38	21	11	11	(68.6)	—
Passive	189	188	190	218	219	15.9	0.5
Total Alternative Investments	224	226	211	229	230	2.7	0.4
Total Assets Under Management	$3,618	$3,797	$3,687	$4,128	$4,336	19.8	5.0
By Geographic Location:
North America	$2,648	$2,785	$2,702	$3,029	$3,155	19.1	4.2
Europe/Middle East/Africa	521	553	534	602	671	28.8	11.5
Asia-Pacific	449	459	451	497	510	13.6	2.6
Total Assets Under Management	$3,618	$3,797	$3,687	$4,128	$4,336	19.8	5.0

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$73	$70	$66	$73	$74	1.4%	1.4%
Equity	841	919	886	1,038	1,131	34.5	9.0
Fixed-Income	141	142	142	156	155	9.9	(0.6)
Multi-Asset	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,056	$1,132	$1,095	$1,268	$1,361	28.9	7.3

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q23	2Q23	3Q23	4Q23	1Q24
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$(57.5)	$(113.4)	$(111.4)	$(207.4)	$(2.3)
Money Market	445.1	175.4	132.4	154.4	(8.9)
ETF	78.7	136.2	110.2	265.2	190.4
Total Flows	$466.3	$198.2	$131.2	$212.2	$179.2

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$47.4	$(13.2)	$(40.2)	$(66.3)	$(0.4)
Money Market	26.6	13.4	47.4	130.4	56.0
ETF	37.7	27.1	30.5	50.7	53.2
Total Flows	$111.7	$27.3	$37.7	$114.8	$108.8

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The first quarter of 2024 data for North America (US domiciled) includes Morningstar actuals for January and February 2024 and Morningstar estimates for March 2024.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The first quarter of 2024 data for Europe is on a rolling three month basis for December 2023 through February 2024, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing			% Change			Investment Management			% Change			Other(1)			% Change		Total			% Change
(Dollars in millions)	1Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23		1Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23		1Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23	1Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Servicing fees	$1,217	$1,212	$1,228	0.9%	1.3%		$—	$—	$—	—%	—%		$—	$—	$—	—%	—%	$1,217	$1,212	$1,228	0.9%	1.3%
Management fees	—	—	—	—	—		457	479	510	11.6	6.5		—	—	—	—	—	457	479	510	11.6	6.5
Foreign exchange trading services	321	265	308	(4.0)	16.2		21	42	23	9.5	(45.2)		—	—	—	—	—	342	307	331	(3.2)	7.8
Securities finance	103	92	90	(12.6)	(2.2)		6	5	6	—	20.0		—	—	—	—	—	109	97	96	(11.9)	(1.0)
Software and processing fees	165	237	207	25.5	(12.7)		—	—	—	—	—		—	—	—	—	—	165	237	207	25.5	(12.7)
Other fee revenue	28	21	43	53.6	nm		17	12	7	(58.8)	(41.7)		—	—	—	—	—	45	33	50	11.1	51.5
Total fee revenue	1,834	1,827	1,876	2.3	2.7		501	538	546	9.0	1.5		—	—	—	—	—	2,335	2,365	2,422	3.7	2.4
Net interest income	762	671	711	(6.7)	6.0		4	7	5	25.0	(28.6)		—	—	—	—	—	766	678	716	(6.5)	5.6
Total revenue	2,596	2,498	2,587	(0.3)	3.6		505	545	551	9.1	1.1		—	—	—	—	—	3,101	3,043	3,138	1.2	3.1
Provision for credit losses	44	20	27	(38.6)	35.0		—	—	—	—	—		—	—	—	—	—	44	20	27	(38.6)	35.0
Total expenses	1,978	1,787	1,963	(0.8)	9.8		386	414	420	8.8	1.4		5	621	130	nm	nm	2,369	2,822	2,513	6.1	(10.9)
Income before income tax expense	$574	$691	$597	4.0	(13.6)		$119	$131	$131	10.1	—		$(5)	$(621)	$(130)	nm	nm	$688	$201	$598	(13.1)	nm
Pre-tax margin	22.1%	27.7%	23.1%	1.0%	(4.6)%	pts	23.6%	24.0%	23.8%	0.2%	(0.2)%	pts						22.2%	6.6%	19.1%	(3.1)%	12.5%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters					% Change
(Dollars in millions)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Allowance for credit losses:
Beginning balance	$121	$162	$136	$134	$150	24.0%	11.9%
Provision for credit losses (funded commitments)	21	12	1	20	31	47.6	55.0
Provision for credit losses (unfunded commitments)	(7)	(1)	(1)	—	(4)	(42.9)	nm
Provision for credit losses (investment securities and all other)	30	(29)	—	—	—	nm	—
Total provision	44	(18)	—	20	27	(38.6)	35.0
Charge-offs	(3)	(8)	(2)	(4)	(31)	nm	nm
Ending balance(1)	$162	$136	$134	$150	$146	(9.9)	(2.7)

Allowance for credit losses:
Loans	$115	$120	$119	$135	$135	17.4	—
Investment securities	2	—	1	1	1	(50.0)	—
Unfunded (off-balance sheet) commitments	16	15	14	14	10	(37.5)	(28.6)
All other	29	1	—	—	—	nm	—
Ending balance(1)	$162	$136	$134	$150	$146	(9.9)	(2.7)

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

Quarters						% Change
(Dollars in millions)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23		1Q24 vs. 4Q23
Fee Revenue:
Total fee revenue, GAAP-basis	$2,335	$2,419	$2,361	$2,365	$2,422	3.7%		2.4%
Total fee revenue, excluding notable items	$2,335	$2,419	$2,361	$2,365	$2,422	3.7		2.4

Total Revenue:
Total revenue, GAAP-basis	$3,101	$3,110	$2,691	$3,043	$3,138	1.2%		3.1%
Less: Notable items:
(Gains) losses related to investment securities, net(1)	—	—	294	—	—	—		—
Total revenue, excluding notable items	$3,101	$3,110	$2,985	$3,043	$3,138	1.2		3.1

Expenses:
Total expenses, GAAP-basis	$2,369	$2,212	$2,180	$2,822	$2,513	6.1%		(10.9)%
Less: Notable items:
Acquisition and restructuring costs(2)	—	—	—	15	—	—		nm
Repositioning charges(3)	—	—	—	(203)	—	—		nm
FDIC special assessment(4)	—	—	—	(387)	(130)	nm		(66.4)
Other notable items(5)	—	—	—	(45)	—	—		nm
Total expenses, excluding notable items	2,369	2,212	2,180	2,202	2,383	0.6		8.2
Seasonal expenses	(181)	—	—	—	(162)	(10.5)		nm
Total expenses, excluding notable items and seasonal expenses	$2,188	$2,212	$2,180	$2,202	$2,221	1.5		0.9

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,335	$2,419	$2,361	$2,365	$2,422	3.7%		2.4%
Total expenses, GAAP-basis	2,369	2,212	2,180	2,822	2,513	6.1		(10.9)
Fee operating leverage, GAAP-basis(6)						(2.4)%	pts	13.3%	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,335	$2,419	$2,361	$2,365	$2,422	3.7%		2.4%
Total expenses, excluding notable items (as reconciled above)	2,369	2,212	2,180	2,202	2,383	0.6		8.2
Fee operating leverage, excluding notable items(7)						3.1%	pts	(5.8)%	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,101	$3,110	$2,691	$3,043	$3,138	1.2%		3.1%
Total expenses, GAAP-basis	2,369	2,212	2,180	2,822	2,513	6.1		(10.9)
Operating leverage, GAAP-basis(8)						(4.9)%	pts	14.0%	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,101	$3,110	$2,985	$3,043	$3,138	1.2%		3.1%
Total expenses, excluding notable items (as reconciled above)	2,369	2,212	2,180	2,202	2,383	0.6		8.2
Operating leverage, excluding notable items(9)						0.6%	pts	(5.1)%	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change
(Dollars in millions, except earnings per share, or where otherwise noted)		1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23
Income before income tax expense:
Income before income tax expense GAAP-basis	A	$688	$916	$511	$201	$598	(13.1)%	nm
Less: Notable items
(Gains) losses related to investment securities, net(1)		—	—	294	—	—
Acquisition and restructuring costs(2)		—	—	—	(15)	—
Repositioning charges(3)		—	—	—	203	—
FDIC special assessment(4)		—	—	—	387	130
Other notable items(5)		—	—	—	45	—
Income before income tax expense, excluding notable items	B	$688	$916	$805	$821	$728	5.8%	(11.3)%

Net Income:
Net Income GAAP-basis		$549	$763	$422	$210	$463	(15.7)%	nm
Less: Notable items
(Gains) losses related to investment securities, net(1)		—	—	294	—	—
Acquisition and restructuring costs(2)		—	—	—	(15)	—
Repositioning charges(3)		—	—	—	203	—
FDIC special assessment(4)		—	—	—	387	130
Other notable items(5)		—	—	—	45	—
Tax impact of notable items		—	—	(79)	(156)	(31)
Net Income, excluding notable items		$549	$763	$637	$674	$562	2.4%	(16.6)%

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis		$525	$726	$398	$172	$418	(20.4)%	nm
Less: Notable items
(Gains) losses related to investment securities, net(1)		—	—	294	—	—
Acquisition and restructuring costs(2)		—	—	—	(15)	—
Repositioning charges(3)		—	—	—	203	—
FDIC special assessment(4)		—	—	—	387	130
Other notable items(5)		—	—	—	45	—
Tax impact of notable items		—	—	(79)	(156)	(31)
Net Income Available to Common Shareholders, excluding notable items		$525	$726	$613	$636	$517	(1.5)%	(18.7)%

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis		$1.52	$2.17	$1.25	$0.55	$1.37	(9.9)%	nm
Less: Notable items
(Gains) losses related to investment securities, net(1)		—	—	0.68	—	—
Acquisition and restructuring costs(2)		—	—	—	(0.04)	—
Repositioning charges(3)		—	—	—	0.50	—
FDIC special assessment(4)		—	—	—	0.94	0.32
Other notable items(5)		—	—	—	0.09	—
Diluted earnings per share, excluding notable items		$1.52	$2.17	$1.93	$2.04	$1.69	11.2%	(17.2)%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	1Q24 vs. 1Q23		1Q24 vs. 4Q23
Pre-tax Margin:
Pre-tax margin, GAAP-basis	22.2%	29.5%	19.0%	6.6%	19.1%	(3.1)%	pts	12.5%	pts
Less: Notable items
(Gains) losses related to investment securities, net(1)	—	—	8.0	—	—
Acquisition and restructuring costs(2)	—	—	—	(0.5)	—
Repositioning charges(3)	—	—	—	6.7	—
FDIC special assessment(4)	—	—	—	12.7	4.1
Other notable items(5)	—	—	—	1.5	—
Pre-tax margin, excluding notable items	22.2%	29.5%	27.0%	27.0%	23.2%	1.0		(3.8)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	9.3%	13.0%	7.3%	3.1%	7.7%	(1.6)%	pts	4.6%	pts
Less: Notable items
(Gains) losses related to investment securities, net(1)	—	—	5.4	—	—
Acquisition and restructuring costs(2)	—	—	—	(0.3)	—
Repositioning charges(3)	—	—	—	3.7	—
FDIC special assessment(4)	—	—	—	7.0	2.4
Other notable items(5)	—	—	—	0.9	—
Tax impact of notable items	—	—	(1.5)	(2.8)	(0.6)
Return on average common equity, excluding notable items	9.3%	13.0%	11.2%	11.6%	9.5%	0.2		(2.1)

Effective Tax Rate:
Effective tax rate, GAAP-basis	20.2%	16.7%	17.4%	(4.4)%	22.5%	2.3%	pts	26.9%	pts
Less: Notable items
(Gains) losses related to investment securities, net(1)	—	—	3.5	—	—
Acquisition and restructuring costs(2)	—	—	—	(0.5)	—
Repositioning charges(3)	—	—	—	7.3	—
FDIC special assessment(4)	—	—	—	13.9	0.3
Other notable items(5)	—	—	—	1.6	—
Effective tax rate, excluding notable items	20.2%	16.7%	20.9%	17.9%	22.8%	2.6		4.9

(1) Loss on the sale of investment securities of $294 million related to the repositioning of certain investment securities.
(2) Acquisition and restructuring costs related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(3) Amount in 2023 includes $182 million of compensation and benefits expenses related to workforce rationalization, and $21 million of occupancy charges related to real estate footprint optimization.
(4) In 2024 and 2023, FDIC special assessment of $130 million and $387 million, respectively, reflected in other expenses.
(5) Charges of $41 million in information systems and communications and $4 million, net, in other expenses, primarily associated with operating model changes.
(6) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(7) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(8) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(9) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2020	2021	2022	2023
Total revenue:
Total revenue, GAAP-basis	$11,703	$12,027	$12,148	$11,945
Less: Fees revenue	—	—	(23)	—
Less: Total other income	—	(111)	—	—
Add: (Gains) losses related to investment securities, net	—	—	—	294
Total revenue, excluding notable items	11,703	11,916	12,125	12,239

Provision for credit losses	88	(33)	20	46
Total expenses:
Total expenses, GAAP-basis	8,716	8,889	8,801	9,583
Less: Notable expense items:
Acquisition and restructuring costs	(50)	(65)	(65)	15
Deferred incentive compensation expense acceleration	—	(147)	—	—
Legal and other	9	(18)	—	—
Repositioning (charges) / release	(133)	3	(70)	(203)
FDIC special assessment	—	—	—	(387)
Other notable items	—	—	—	(45)
Total expenses, excluding notable items	8,542	8,662	8,666	8,963
Income before income tax expense, excluding notable items	$3,073	$3,287	$3,439	$3,230

Income before income tax expense, GAAP-basis	$2,899	$3,171	$3,327	$2,316

Pre-tax margin, excluding notable items	26.3%	27.6%	28.4%	26.4%
Pre-tax margin, GAAP-basis	24.8	26.4	27.4	19.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q23	4Q23	1Q24	1Q24 vs. 1Q23	1Q24 vs. 4Q23	1Q24 vs. 1Q23	1Q24 vs. 4Q23	1Q24 vs. 1Q23	1Q24 vs. 4Q23
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,131	$1,128	$1,136	$2	$3	$1,134	$1,133	0.3%	0.4%
Middle office services	86	84	92	1	1	91	91	5.8	8.3
Servicing fees	1,217	1,212	1,228	3	4	1,225	1,224	0.7	1.0
Management fees	457	479	510	(1)	1	511	509	11.8	6.3
Foreign exchange trading services	342	307	331	—	—	331	331	(3.2)	7.8
Securities finance	109	97	96	—	—	96	96	(11.9)	(1.0)
Front office software and data	109	179	144	1	—	143	144	31.2	(19.6)
Lending related and other fees	56	58	63	—	—	63	63	12.5	8.6
Software and processing fees	165	237	207	1	—	206	207	24.8	(12.7)
Other fee revenue	45	33	50	—	—	50	50	11.1	51.5
Total fee revenue	2,335	2,365	2,422	3	5	2,419	2,417	3.6	2.2
Net interest income	766	678	716	5	5	711	711	(7.2)	4.9
Total revenue	$3,101	$3,043	$3,138	$8	$10	$3,130	$3,128	0.9	2.8
Expenses:
Compensation and employee benefits	$1,292	$1,247	$1,252	$6	$6	$1,246	$1,246	(3.6)	(0.1)
Information systems and communications	414	473	432	1	1	431	431	4.1	(8.9)
Transaction processing services	239	242	248	1	1	247	247	3.3	2.1
Occupancy	94	128	103	1	1	102	102	8.5	(20.3)
Acquisition and restructuring costs	—	(15)	—	—	—	—	—	nm	nm
Amortization of other intangible assets	60	59	60	—	—	60	60	—	1.7
Other	270	688	418	—	—	418	418	54.8	(39.2)
Total expenses	$2,369	$2,822	$2,513	$9	$9	$2,504	$2,504	5.7	(11.3)

Total expenses, excluding notable items - Non-GAAP	$2,369	$2,202	$2,383	$9	$9	$2,374	$2,374	0.2	7.8
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,077	1,137	1,131	3	3	1,128	1,128	4.7	(0.8)

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,252 million in the first quarter of 2024, $1,065 million in the fourth quarter of 2023 and $1,292 million in the first quarter of 2023.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are provided within the Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity within this addendum.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24
Tangible common equity - period end:
Total shareholders' equity	$24,750	$24,204	$23,621	$23,799	$24,433
Less:
Preferred stock	1,976	1,976	1,976	1,976	2,468
Common shareholders' equity	22,774	22,228	21,645	21,823	21,965
Less:
Goodwill	7,530	7,544	7,487	7,611	7,582
Other intangible assets	1,493	1,435	1,363	1,320	1,258
Plus related deferred tax liabilities	496	499	497	461	460
Tangible common shareholders' equity - Non-GAAP	$14,247	$13,748	$13,292	$13,353	$13,585

Tangible common equity - average:
Average common shareholders' equity	$22,875	$22,409	$21,750	$21,783	$21,850
Less:
Average goodwill	7,505	7,536	7,540	7,561	7,589
Average other intangible assets	1,516	1,462	1,402	1,336	1,287
Plus related deferred tax liabilities	495	497	498	479	460
Average tangible common shareholders' equity - Non-GAAP	$14,349	$13,908	$13,306	$13,365	$13,434

Net income available to common shareholders	$525	$726	$398	$172	$418
Total common shares outstanding - period end (in thousands)	336,461	322,101	308,584	301,944	301,504

Return on tangible common equity - Non-GAAP	14.6%	18.0%	16.5%	13.6%	12.4%
Book value per common share	$67.69	$69.01	$70.14	$72.27	$72.85
Tangible book value per common share - Non-GAAP	42.34	42.68	43.07	44.22	45.06

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)					Basel III Standardized Approach(2)
(Dollars in millions)		1Q23	2Q23	3Q23	4Q23	1Q24	1Q23	2Q23	3Q23	4Q23	1Q24
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$14,029	$13,496	$13,004	$12,971	$13,167	$14,029	$13,496	$13,004	$12,971	$13,167
Total risk-weighted assets	B	108,296	106,521	106,846	107,453	112,161	115,582	114,022	118,008	111,703	118,613
Common equity tier 1 risk-based capital ratio	A/B	13.0%	12.7%	12.2%	12.1%	11.7%	12.1%	11.8%	11.0%	11.6%	11.1%

Tier 1 capital	C	$16,005	$15,472	$14,980	$14,947	$15,636	$16,005	$15,472	$14,980	$14,947	$15,636
Tier 1 risk-based capital ratio	C/B	14.8%	14.5%	14.0%	13.9%	13.9%	13.8%	13.6%	12.7%	13.4%	13.2%

Total capital	D	$17,374	$16,854	$16,357	$16,817	$17,505	$17,535	$16,982	$16,488	$16,967	$17,651
Total risk-based capital ratio	D/B	16.0%	15.8%	15.3%	15.7%	15.6%	15.2%	14.9%	14.0%	15.2%	14.9%

Tier 1 capital	E	$16,005	$15,472	$14,980	$14,947	$15,636	$16,005	$15,472	$14,980	$14,947	$15,636
Leverage exposure(3)	F	268,747	266,240	259,086	269,807	289,772	268,747	266,240	259,086	269,807	289,772
Tier 1 leverage ratio	E/F	6.0%	5.8%	5.8%	5.5%	5.4%	6.0%	5.8%	5.8%	5.5%	5.4%

On-and off-balance sheet leverage exposure		$244,049	$249,353	$246,948	$248,371	$249,668	$244,049	$249,353	$246,948	$248,371	$249,668
Less: regulatory deductions		(8,745)	(8,732)	(8,641)	(8,852)	(8,798)	(8,745)	(8,732)	(8,641)	(8,852)	(8,798)
Total leverage exposure for SLR	G	235,304	240,621	238,307	239,519	240,870	235,304	240,621	238,307	239,519	240,870
Supplementary leverage ratio(4)	E/G	6.8%	6.4%	6.3%	6.2%	6.5%	6.8%	6.4%	6.3%	6.2%	6.5%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of March 31, 2024 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of March 31, 2024 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.